UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2008

TYPHOON TOUCH TECHNOLOGIES, INC.
(Exact name of Registrant as specified in charter)

Nevada	000-52130	20-3387991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

711 South Carson Street, Suite #4, Carson City, Nevada 89701		89701
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		775-881-3326

Not Applicable
(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

Temporary Trading Suspension

On July 18, 2008, the Securities and Exchange Commission temporarily suspended the trading of the common stock of Typhoon Touch Technologies, Inc. (the "Registrant"). The Registrant has issued a press release in response. The press release is filed as Exhibit 99.1 to this current report and is incorporated herein by reference.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.   N/A

(b) Pro forma financial information.   N/A

(c) Exhibits.

As described in Item 5.02 of this Report, the following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated July 18, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 THE REGISTRANT

By:

/s/ James Shepard

_________________________________
James Shepard
President, Chief Executive Officer and Director
and a Member of the Board of Directors

Dated: July 18, 2008